UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2014

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2014, LMI Aerospace, Inc. (the “Company”) and Cynthia G. Maness, Vice President of Human Resources and Organizational Development, agreed that effective December 23, 2014, Ms. Maness will cease serving as an officer and employee of the Company. Ms. Maness is expected to continue in her current position until that date.

Section 8 - Other Events

Item 8.01.	Other Events.

On October 10, 2014, the Company issued a press release announcing Ms. Maness’ upcoming departure (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 2014

LMI AEROSPACE, INC.

By	/s/ Clifford C. Stebe, Jr.
Clifford C. Stebe, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by LMI Aerospace, Inc. dated October 10, 2014.